MURANO



INVESTOR PRESENTATION

November 2023

DISCLAIMER (1/2)

IMPORTANT: You must read the following before continuing. The following applies to this document, the oral presentation of the information in this document by Murano Global Investments Ltd (the "Company"), and any question-and-answer session that follows the oral presentation. In accessing the presentation, you agree to be bound by the following terms and conditions and acknowledge the statements below.

THIS PRESENTATION IS FOR INFORMATIONAL PURPOSES ONLY AND HIGHLIGHTS CERTAIN SELECTED INFORMATION ABOUT THE COMPANY AND THE PROPOSED OFFERING. YOU MAY NOT DEAL IN, AND WILL INFORM YOUR REPRESENTATIVES OF THE RESTRICTION AGAINST INSIDER DEALING IN, ANY SECURITIES OF THE CO-ISSUERS IN BREACH OF ANY APPLICABLE LAWS.

The Securities referred to herein (the "Securities") have not been and are not expected to be registered under the U.S. Securities Act of 1933, as amended, including the rules and regulations promulgated thereunder (the "Securities Act"). No Securities of the Company may be sold in the United States without registration under the Securities Act or an exemption from such registration. Accordingly, the Securities are being offered and sold only to (i) qualified institutional buyers ("QIBs") as defined in, and in reliance on, Rule 144A under the Securities Act, and (ii) certain non-U.S. persons in transactions outside the United States in reliance on Regulation S under the Securities Act. The Securities have not been and will not be registered with the Mexican National Securities Registry maintained by the Mexican National Banking and Securities Commission (Comisión Nacional Bancaria y de Valores or "CNBV") and therefore, may not be offered or publicly sold in Mexico.

This presentation does not constitute an offer to sell or solicitation to purchase the Securities in any jurisdiction where such offer or solicitation is not permitted. None of the Company, any intermediary, any other manager nor any of their respective affiliates, advisors or representatives shall have any liability whatsoever (in negligence or otherwise) for any loss or damage howsoever arising from any use of these materials or their contents or otherwise arising in connection with these materials. The recipients of this presentation (each, a "Recipient") should not construe the contents of this presentation as legal, tax, accounting or investment advice or a recommendation to buy, hold or sell any security, or an offer to sell or a solicitation of offers to buy any security. The Recipient should consult its own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein.

This presentation is strictly confidential and is being furnished to you solely for your information. It may not be reproduced or redistributed to any other person, and it may not be published, in whole or in part, for any purpose. By receiving this presentation you become bound by the above-referred confidentiality obligation. Failure to comply with such confidentiality obligation may result in civil, administrative or criminal liabilities. The distribution of this presentation in other jurisdictions may also be restricted by law and persons into whose possession this presentation comes should inform themselves about and observe any such restrictions.

An offer to sell or a solicitation of an offer to buy any securities of the Company will occur solely by means of confidential offering documents which may contain information different from the information contained in this presentation. Such confidential offering documents will contain detailed information about the Company and its business and financial results. This presentation is not directed to, or intended for distribution to or use by, any person or entity that is a citizen or resident or located in any locality, state, country or other jurisdiction where such distribution or use would be contrary to law or regulation or which would require any registration or licensing within such jurisdiction. No assurance can be given that the transactions described herein will be consummated or as to the ultimate terms of any such transactions.

DISCLAIMER (2/2)

This presentation contains estimates and forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the U.S. Securities Exchange Act of 1934, as amended. Such estimates and forward-looking statements are primarily based on current expectations and projections about future events and financial trends that affect, or may affect, the business, financial condition, results of operations and prospects of the Company or any of its subsidiaries. There are many significant risks, uncertainties and assumptions that might cause the business, financial condition, results of operations and prospects of the Company or any of its subsidiaries to differ materially from those set out in such estimates and forward-looking statements. The information in this presentation, including but not limited to estimates and forward-looking statements, applies only as of the date of this presentation, should be considered in the context of circumstances prevailing at the time, and is not intended to give any assurance as to future results. The Company expressly disclaims any obligation or undertaking to update or revise the information, including any financial data and forward-looking statements, and will not publicly release any revisions they may make to this presentation that may result from events or circumstances arising after the date of this presentation.

No representation or warranty, express or implied, is made to, and no reliance should be placed on, the fairness, accuracy, completeness, or correctness of the information or opinions contained in this presentation. It is not the intention to provide, and you may not rely on these materials as providing, a complete or comprehensive analysis of the Company's or any of its subsidiaries' financial position, operations or prospects. All information in this presentation is subject to verification, correction, completion and change without notice. The recipients of this presentation should not construe the contents of this presentation as legal, tax, accounting or investment advice or a recommendation. Neither this presentation nor anything contained herein shall form the basis of any contract or commitment whatsoever.

This presentation contains translations of certain Mexican pesos amounts into U.S. Dollars at specified rates solely for the convenience of the reader. These convenience translations should not be construed as representations that the Mexican pesos amounts actually represent such U.S. Dollar amounts or could be converted into U.S. Dollars at the specified rate or at any other rate.

This presentation is not directed at persons located in the United States other than QIBs who may acquire, or may consider the acquisition of, the Securities for their own account or for the account of a QIB.

This presentation is not intended to be distributed or otherwise made available to and should not be distributed or otherwise made available to any retail investor in the European Economic Area ("EEA"). For these purposes, a retail investor means a person who is one (or more) of: (i) a retail client as defined in point (11) of Article 4(1) of Directive 2014/65/EU (as amended, "MiFID II"); (ii) a customer within the meaning of Directive (EU) 2016/97 (as amended, the "Insurance Distribution Directive"), where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MiFID II; or (iii) not a qualified investor as defined in Regulation (EU) 2017/1129 (the "Prospectus Regulation"). Consequently, no key information document required by Regulation (EU) No 1286/2014 (as amended, the "PRIIPs Regulation") for offering or selling the Securities or otherwise making them available to retail investors in the EEA has been prepared and therefore offering or selling the Securities or otherwise making them available to any retail investor in the EEA may be unlawful under the PRIIPs Regulation.

This presentation is not intended to be distributed or otherwise made available to, and should not be distributed or otherwise made available to, any retail investor in the United Kingdom ("UK"). For these purposes, a retail investor means a person who is one (or more) of: (i) a retail client as defined in point (8) of Article 2 of Regulation (EU) No 2017/565 as it forms part of domestic law by virtue of the European Union (Withdrawal) Act 2018 (the "EUWA"); or (ii) a customer within the meaning of the provisions of the Financial Services and Markets Act 2000 (as amended, the "FSMA") and any rules or regulations made under the FSMA to implement the Insurance Distribution Directive, where that customer would not qualify as a professional client as defined in point (8) of Article 2(1) of Regulation (EU) 600/2014 as it forms part of domestic law by virtue of the EUWA (the "UK Prospectus Regulation"). Consequently, no key information document required by the PRIIPS Regulation as it forms part of domestic law by virtue of the EUWA (the "UK PRIIPs Regulation") for offering or selling securities or otherwise making them available to retail investors in the UK has been prepared and therefore this presentation and the offering or selling securities or otherwise making them available to any retail investor in the UK may be unlawful under the UK PRIIPs Regulation.

RISK FACTORS (1/2)

You should carefully consider all the following risk factors relating to Murano and its business, together with all of the other information in this presentation, including any available financial information and related notes of the entities forming the Murano group. Investing in securities of Murano or providing financing to Murano involves a high degree of risk, including, but not limited, to risks related to Murano's business and operating in the hotel industry, risks related to doing business in Mexico, risks related to Murano following its contemplated business combination, risks related to taxes and owning securities of Murano and other risks and uncertainties. You should consider carefully such risks, together with all the other information in this presentation, including the available financial information and the notes thereto, before you invest in Murano's securities or provide any financing to Murano. The risks mentioned herein are not exhaustive and the information provided herein may be based in assumptions which later may prove to be incorrect or incomplete. Murano may face additional risks and uncertainties that are not presently known to such entities, or that are currently deemed immaterial, which may also impair Murano's business or financial condition.

In evaluating the proposals set forth in this presentation, you should also carefully read the proxy statement/prospectus, including the annexes, and especially consider the factors discussed in the section entitled "Risk Factors." The risks below are certain of the general risks related to HCM and Murano and this list is not exhaustive. This list has been prepared solely for the purpose of inclusion in this presentation and not for any other purpose. These risks are based on certain assumptions made by HCM and Murano which may later prove to be incorrect or incomplete. Some of the risks related to HCM and Murano are summarized below:

In evaluating the proposals set forth in this presentation, you should also carefully read the proxy statement/prospectus, including the annexes, and especially consider the factors discussed in the section entitled "Risk Factors." The risks below are certain of the general risks related to HCM and Murano and this list is not exhaustive. This list has been prepared solely for the purpose of inclusion in this presentation and not for any other purpose. These risks are based on certain assumptions made by HCM and Murano which may later prove to be incorrect or incomplete. Some of the risks related to HCM and Murano are summarized below:

HCM

- HCM has no operating or financial history and its results of operations and those of PubCo may differ significantly from the unaudited pro forma financial data included in this proxy statement.
- HCM may not be able to complete its initial business combination or amend its charter, unless it elects to extend the date to consummate a business combination on a monthly basis.
- HCM Holders cannot be sure of the market value of the PubCo Ordinary Shares to be issued upon completion of the Business Combination.
- If the Business Combination is not completed for any reason, the ongoing business of HCM may be adversely impacted and, without realizing any of the anticipated benefits of completing the Business Combination, HCM would be subject to a number of risks.
- HCM Holders' ownership and voting interest in PubCo will be significantly reduced from their interest in HCM, and the HCM Holders will exercise little influence over management.

Murano

- Murano has limited operating history and, therefore, is dependent on our affiliates for operational, financial, technical, and other business needs.
- Murano will be dependent on the operation and business of its properties for substantially all of its revenue and failure of our hotel operators to fulfill their obligations under the management agreements may have an adverse effect on our business, financial condition, and results of operations.
- Murano is not in control the operation of the properties, and our cash flows depend on the proper performance of our hotel operators, and any failure to operate properties efficiently could have a material adverse effect on our business, financial condition, and results of operations.
- If hotel operators consolidate through merger and/or acquisition transactions, Murano may experience undefined and unknown costs related to integrating processes and systems, which may adversely affect our hotel properties and have a material adverse effect on our financial condition.

RISK FACTORS (2/2)

- Delays in receiving refunds of VAT paid in connection with our acquisition and construction of hotels could have a material adverse effect on our cash flow and results of operations.
- Adverse legislative or regulatory tax changes could affect operations and, pursuant to current Mexican tax provisions, hotel operators may be subject to audits by tax authorities.
- If employees performing services at our hotels bring legal proceedings against our lessees and/or against us for failure to comply for labor standards or if the cost of unionized labor increases or causes disruptions, it could have a material adverse effect on our business and financial condition.
- The COVID-19 pandemic has negatively affected and may continue to negatively affect the timely development of hotel projects and, as a result, our business, financial condition, and results of operations.
- Delays or unexpected casualties related to the construction of the projects on our properties could result in substantial increases in cost and could disrupt our business and adversely affect our results.
- Significant risks associated with major construction projects may prevent the completion of the Hotel Projects and the Baja Park Development Project on time and within our estimated budget.
- We may be prevented from being fully compensated for defects, delays, and other adverse outcomes attributable to our contractors by virtue of our construction agreements, which contain limitations on liability and damages.
- Increases in the costs of raw materials or decreases in their availability and our dependence on particular suppliers of raw materials could materially and adversely affect our operating results.
- Our development costs are estimates only and actual costs may be higher than expected, which could reduce revenues or impair our ability to compete effectively.
- We have potential conflicts of interest associates with certain lease agreements and certain transactions with third parties may not be deemed to be at arms'-length.
- Our portfolio contains a high concentration of the Hyatt and Accor family of brands, and any deterioration in the quality or reputation of the Hyatt or Accor brands could have an adverse effect on our reputation, business, financial condition, or results of operations.
- We could face liability and litigation costs or expenses if we become involved in disputes with our current and future third-party hotel managers.
- We are dependent on the performance of our managers and could be materially and adversely affected if our managers do not properly manage our hotels or otherwise act in our best interests or if we are unable to maintain a good relationship with our third-party hotel managers.
- A cyber threat, data breach, or a disruption of our hotel managers' or our own information technology systems could materially adversely affect our business.
- Murano properties are geographically concentrated in Mexico City, Cancun and Bajamar, Baja California and we could be disproportionately harmed by adverse changes to these markets, natural disasters, climate change and related regulations, or terrorist attacks.
- Murano's properties are primarily beachfront and thus are particularly vulnerable to extreme weather events as a result of climate change, which could result in a decrease in tourism, physical damage, or decrease in the value of our properties, and adversely affect our business.
- Our business is susceptible to fluctuations and reductions in discretionary consumer and corporate spending due to global economic conditions, the need for business-related travel, and the seasonal nature of the industry, which may cause a material adverse effect on us.
- Illiquidity of real estate investments could significantly impede our ability to sell our hotels or otherwise respond to adverse changes in our hotel portfolio performance, which could have a material adverse effect on us.
- Because all of our assets and operations are located in Mexico, we are subject to political, economic, legal, and regulatory risks specific to Mexico and the Mexican real estate industry and lodging sector and are vulnerable to an economic downturn, other changes in market conditions, acts of violence, or natural disasters in Mexico or in the regions where our properties are located.

TODAY'S PRESENTERS

MURANO

HCM
ACQUISITION CORP











Elias Sacal
Chief Executive Officer

Marcos Sacal
Chief Operating Officer

David Galan
Global Chief Financial Officer

Shawn Mathews
Chief Executive Officer

Jim Bond
President and Chief Financial Officer

TRANSACTION OVERVIEW

Transaction Highlights

Business Combination Structure

- HCM Acquisition Corp intends to complete a business combination with Grupo Murano, a leading real estate developer based in Mexico
- The business combination is targeted to close in Q1 2024, subject to satisfaction of customary closing conditions

Valuation

- The business combination implies a pro forma combined enterprise value of approximately $1.2 billion
- Existing Grupo Murano shareholders would roll over 100% of their equity as part of the Business Combination

Capital Structure

- The business combination to be funded by a combination of HCMA cash held in a trust account and other supplemental financing*

Sources & Uses

Sources	($M)
Murano Rollover	$691
Cash in Trust	10
Convertible Note	40
Total	**$741**

Uses	($M)
Equity to Murano	$691
Cash to balance sheet	30
Transaction expense	20
Total	**$741**

Pro Forma Valuation

PF Shares Outstanding (M)	82.9
Share Price ($)	$10.00
PF Equity Value ($M)	**$829**
(+) PF Debt ($M)	$400.0
(-) PF Cash ($M)	($40.0)
PF Enterprise Value ($M)	**$1,189**

Pro Forma Ownership

	Shares (M)	% Own.
1 Murano Rollover Equity	69.1	83.3%
2 Public Shareholders	1.0	1.2%
3 Sponsor Shares	8.8	10.6%
4 Convertible Note	4.0	4.8%



Pro Forma Ownership
1
2
3
4

** While supplemental financing is not a condition of closing, the parties intend to work collaboratively to establish a PIPE, convertible note, committed equity facility or similar supplemental financing instrument*

Assumptions:

- *$10.0M cash and $400.0M debt on balance sheet prior to transaction*
- *82.9M pro forma shares outstanding at $10.00 per common share. Total sponsor shares of 8.81M. 1.25M shares of 10.06M canceled*
- *Illustratively assumes convertible note converts at $10.00 per share*
- *Assumes $10.0M remaining in trust post redemptions. Excludes interest earned in the trust. SPAC cash amount is subject to change depending on the actual interest earned in the trust*
- *All charts and tables exclude 14.375M SPAC warrants and 2.500M Private Placement warrants. All warrants have a strike price of $11.50 per common share*

INVESTMENT HIGHLIGHTS

MURANO

1. Established real estate developer with **20+ years of experience** developing, acquiring and financing real estate projects of scale
2. Robust and **diversified pipeline** including a wide variety of industrial, business and tourism real estate projects
3. **Comprehensive services**, including execution, construction, management, and operation maximizing ongoing profitability and total value creation of each project
4. Significant existing asset value — expected to own a portfolio worth in **excess of $2.1B**[1] after completion of projects currently in development
5. Strategic partnerships with **blue chip partners such as Hyatt, Accor, JLL and others**

(1) Based on third-party valuation reports and management estimates

ACCESSING THE CAPITAL MARKETS FOR FUTURE GROWTH

With greater access to the international capital markets through a listing on the NASDAQ, Murano will be able to execute on its current business plan and establish a platform for rapid future growth

Current Projects

- Execute current development projects and pipeline, resulting in a significant uplift in Murano's net asset value once projects are completed
- Expected net asset value of completed projects to be $1.8 billion

International Capital Markets

- Access international capital markets to finance the current business plan, reducing financing costs vs. local financing in Mexican markets
- Whilst the local markets have been supportive to date, it is unlikely to provide the level of financing required for future projects

Selective Acquisitions

- Expand beyond existing projects through a strategy of:
  - Selective acquisitions of assets that require less renovation and construction compared to the existing projects
  - Selective acquisition of prestige areal estate assets that are already rent generating

Opportunistic Transactions

- Selectively use Murano public equity to acquire real estate assets at opportunistic prices
- Offer a future liquidity mechanism to real estate owners who are not able to achieve liquidity and exits for their assets

MURANO

VISION

Create competitive and leading investment vehicles for the acquisition, consolidation, operation, and development of real estate assets

MISSION

Have a solid core of mature assets and establish a program of acquisitions and development of real estate assets



MURANO AT A GLANCE

Experienced Team with a Proven Track Record

20+
Years of Experience

10
Projects Completed

465k+
M^2 Developed

Multiple Projects in Pipeline

3
Top Destinations in Mexico

3,700+
Keys in Operation and Development[1]

$2.1B
Expected Valuation of Assets when Completed[2]

(1) "Keys" refers to an individual lodging unit
(2) Based on HVS and CBRE valuation reports

EXPERIENCED MANAGEMENT TEAM WITH STRONG TRACK RECORD



Elias Sacal
Chief Executive Officer

Mr. Sacal is a leader within Mexico's tourism and lodging industry with 20+ years of experience developing, acquiring and financing real estate projects

He has led the development of multiple residential real estate projects including BVG Cancun, Residencial BVG Ixtapa, Marina Ixtapa and Grand Venetian BVG, among others



UI

Marcos Sacal
Chief Operating Officer

Mr. Marcos Sacal is the Chief Operating Officer of Murano, where he has led the sale of several high-profile residential projects, including Residencial Marina BVG Ixtapa for $89M, Resdencial Villa Alejandra BVG for $48M, and Grand Venetian BVG Vallarta for $300M

Under his leadership, Murano has secured $300M+ in financing and management agreements with some of the most recognized hotel operators in the world



David Galan
Global Chief Financial Officer

Mr. Galan is a UK Chartered Accountant, qualified in the financial markets practice of Arthur Andersen in London. His early career was in investment banking in London, specializing in small-cap IPOs and M&A

Prior to joining Murano in 2023, David was Global CFO of Kibbutz Holding, the investment holding company that founded and grew millennial / Gen Z focused hospitality group, Selina Hospitality PLC, which listed on NASDAQ in 2022. David was also CFO of Zinc Media Group, which is listed on the London Stock Exchange



Oscar Mendoza
Chief Financial Officer

Mr. Mendoza is an experienced professional and Certified Public Accountant by the Instituto Mexicano de Contadores Públicos (IMCP) with 18+ years of experience

Previously Mr. Mendoza was the Assurance Director at PricewaterhouseCoopers, S.C. where he covered the real estate, retail, consumer and media & entertainment sectors



Antonio Álvarez
Chief Asset Management Officer & Head of Hospitality

Mr. Álvarez brings 30 years of luxury hospitality leadership experience to his role, including serving in top positions at some of the world's finest and most celebrated luxury hotels

He has 20+ years of leadership within different luxury hotel companies' portfolios, and he has significantly contributed to service excellence, including through his role as General Manager and as a leader charged with opening new locations, at Hilton, Ritz Carlton and Hyatt Hotels based in Western Europe, USA, and Asia Pacific



Gerardo Corona
VP of Investor Relations & Strategy

Mr. Corona has 26 years of experience in strategic business units, financial products, capital goods imports, risk analysis, portfolio recovery and raising capital for foreign trade projects at Bancomex, Mexico's Development Bank

Mr. Corona was previously Mexico's Undersecretary of Innovation and Touristic Development and Founder and CEO of GC Intelligi S.C., a consulting firm conducting analysis, investigation and consultancy services for hotel and infrastructure projects in Mexico

PROVEN BUSINESS STRATEGY

Murano acquires, develops, owns and manages a diversified portfolio of sustainable real estate assets delivering extraordinary risk-adjusted returns in Mexico with global exposure and potential for international expansion



Hospitality



Industrial



Residential

Attractive Locations

- Properties in high-demand locations such as urban areas and beaches

Diversified Expertise

- Strong experience in development, repurposing and repositioning

World-Class Partners

- Properties are operated by highly recognized and experienced third-parties (Hyatt, Accor)

Meaningful Assets

- Transaction sizes of $100M+

Aligned Incentives

- Long-term asset holders with opportunistic exit view

Minimal FX Risk

- 80-85% of revenue anticipated in US Dollars

TRACK RECORD OF SUCCESS



RESIDENCIAL BVG – PUERTO VALLARTA
Completed: 2001
Sold



RESIDENCIAL BVG – CANCÚN
Completed: 2005
Sold

PORTOFINO – PUERTO VALLARTA
Completed: 2004
Sold



RESIDENCIAL BVG – IXTAPA
Completed: 2006
Sold





PORTOFINO – CANCÚN
Completed: 2007
Sold

PORTOCHERVO – ACAPULCO
Completed: 2007
Sold





MARINA IXTAPA – IXTAPA
Completed: 2010
Sold

GRAND VENETIAN BVG – PUERTO VALLARTA
Completed: 2014
Sold





VILLA ALEJANDRA BVG – ACAPULCO
Completed: 2015
Sold

MURANO GROUP HOSPITALITY



HOTEL ANDAZ
Mexico City



HOTEL MONDRIAN
Mexico City



GRAND ISLAND
Cancún I
Cancún



GRAND ISLAND
Cancún II / III
Cancún



DREAMS CHATEAU
Baja
Bajamar



BAJA INDUSTRIAL PARK
Bajamar

STRATEGIC PARTNERS COMPLEMENT MURANO'S COMPETITIVE STRENGTHS


Strong Long-term Relationships with World-class Companies
Asset Manager
JLL
Design
EDSA
Lender's Engineer
NEWMARK
Hotel Operators
ACCOR
amResorts
HYATT
Construction Manager
IDEURBAN
Lenders
BANCOMEXT
CaixaBank
Sabadell
Auditor
KPMG
Valuation & Advisory
HVS
CBRE
Environmental
Edge
SUSTAINALYTICS


MURANO
Well-defined Investment Strategy
Strong Alignment with Investors
Seasoned and Committed Executive Team
Real Estate Expertise
Sound Financial Position

COLLABORATION WITH WORLD-CLASS OPERATORS

HYATT®

Largest operator of luxury hotels in Mexico and the Caribbean, and of luxury all-inclusive resorts in the world

Operator of both all-inclusive and European model, with a leading position in the highest growing global destinations

$4.4B+
2022 Revenue (excl. ALG)

60
Hotels in Mexico

$1.4B
ALG Revenue

~1.3K
Properties

amResorts®[1]

Hotel Operator under the All-Inclusive model with the highest growth rate in North America

A leader in total leisure trips to Mexico and the Caribbean for US travelers

304K+
Rooms

117K+
Rooms in the Pipeline

75
Countries

~36M
Loyalty Program Members

ACCOR

Leading hotel management service provider with more than 802k rooms across 110+ countries and more than 110 hotels in the pipeline for LatAm and the Caribbean

Diverse offering ranging its 40 brands including Luxury, Premium, Midscale, Economy, Coworking, Entertainment, Business, and Ennismore

$4.5B+
2022 Revenue[2]

138
Hotels in North & Central American and Caribbean

802K+
Rooms (2022)

215K+
Rooms in the Pipeline

40+
Brands

5.4K+
Properties

110+
Countries

68M
Loyalty Program Members

Source: Wall Street Research Reports, Company Filings and Factset

(1) Acquired by Hyatt in 2021 as part of its acquisition of Apple Leisure Group

(2) Based on an exchange ratio of EUR / 1.054 USD

ATTRACTIVE MARKET OPPORTUNITY

Mexico is Consistently a Top Tourist Destination (in M)

Destination Country[(1)]	2018	2019	2020	2021
France	89.4	90.9	41.7	48.4
Mexico	**41.3**	**45.0**	**24.3**	**31.9**
Spain	82.8	83.5	NA	31.2
Turkey	45.8	51.2	15.9	29.9
Italy	61.6	64.5	25.2	26.9
United States	79.7	79.4	19.2	22.1
Germany	34.6	35.2	10.9	10.3
United Kingdom	38.7	39.4	10.7	6.3
Thailand	38.2	39.9	NA	0.4
China	62.9	65.7	8.0	NA

Majority of Flights Originate from the US[(2)]



Other 19.7%
Spain 1.8%
UK 2.7%
Colombia 4.2%
Canada 8.5%
US 63.1%

Revenues mostly from USD

Cancún and Mexico City are the Most Visited Airports[(2)]



Los Cabos 10.5%
Guadalajara 5.8%
Mexico City 20.4%
Puerto Vallarta 8.2%
Cancún 46.1%

Source: The World Tourism Organization, Mexican Secretariat for Home Affairs (Secretaría de Gobernación)
(1) Ordered by number of inbound tourists in 2021
(2) Total 20.6M entrants by air in 2022

PORTFOLIO OVERVIEW



HOTEL ANDAZ
Mexico City



HOTEL MONDRIAN
Mexico City



GRAND ISLAND CANCÚN I
Cancún



GRAND ISLAND CANCÚN II / III
Cancún



DREAMS CHATEAU BAJA
Bajamar


6
7

BAJA INDUSTRIAL PARK
Bajamar

PROGRESS TO DATE

	ACQUISITION	UNDERWRITING	PRE-DEVELOPMENT	CONSTRUCTION	OPERATION	VALUATION CURRENT[1]	 EXPECTED AT COMPLETION[2]
ANDAZ	✓	✓	✓	Q4 2022 (Complete)	Q1 2023	$103	$103
MONDRIAN	✓	✓	✓	Q4 2022 (Complete)	Q4 2022	$101	$101
GRAND ISLAND CANCÚN I	✓	✓	✓	Q4 2023 (Complete)	Q1/Q2 2024	$550	$600
GRAND ISLAND CANCÚN II / III	✓			Q1 2025 (Begin)	Q3 2027	$198	$1,000
DREAMS CHATEAU BAJA	✓			Q1 2025 (Begin)	Q3 2027	$19	$120
BAJA INDUSTRIAL PARK	✓			Q1 2025 (Begin)	Q3 2026	$61	$185
					TOTAL	$1,032	$2,109

(1) As of Q4 2023
(2) Based on third-party valuation reports and management estimates

HOTEL ANDAZ MEXICO CITY



TOTAL KEYS	213
VALUATION	$103.2M
CONSTRUCTION	Q1 2019
OPENING	In operation (Q1 2023)
OPERATOR	Hyatt
BRAND	Andaz

HIGHLIGHTS

- Refurbishment of Iconic building in Mexico City
- Property is located in 421 Insurgentes Av., in the heart of the Condesa neighborhood
- Highest pool in the city







HOTEL MONDRIAN MEXICO CITY



TOTAL KEYS	183
VALUATION	$101.4M
CONSTRUCTION	Q1 2019
OPENING	In operation (Q4 2022)
OPERATOR	Accor
BRAND	Mondrian
HIGHLIGHTS	▪ Ideally located next to Insurgentes Avenue, the largest street in Latin America, and situated at the crossroads of Roma and Condesa, two of the most charming and trend setting neighborhoods in Mexico City ▪ Many of the city's most noteworthy and fashionable spots are located near the hotels, including Parque México, Chapultepec Castle, and the Museum of Modern Art of Mexico


MONDRIAN





GRAND ISLAND CANCÚN I CANCÚN



TOTAL KEYS	1,016 (616 Dreams, 400 Vivid)
VALUATION	$600.0M (when completed)
CONSTRUCTION	Q3 2019
OPENING	Q1 / Q2 2024
OPERATOR	AMResorts
BRAND	Dreams (Family) / Vivid (Adults only)
HIGHLIGHTS	▪ Facing the Nichupte Lagoon and a few steps away from Playa Delfines ▪ 8 restaurants and bars, access to the adjacent golf course, a surf pool, tennis courts, and private marina







GRAND ISLAND CANCÚN II / III CANCÚN



TOTAL KEYS	2,000
VALUATION	$1,000.0M (when completed)
CONSTRUCTION	Q1 2025
OPENING	Q3 2027 (1,200 keys) / Q3 2027 (800 keys)
OPERATOR	AMResorts
BRAND	TBD

HIGHLIGHTS

- Grand Island Cancún II is expected to start operations in 2026 (1,200 keys), followed by Grand Island Cancún III in 2027 (800 keys) and will be operated by AM Resorts under a "family" and an "adults only" concept
- Largest Convention Center in Cancún Under the Brand World Trade Center Cancún
- More than 50,000 sf of premium retail







DREAMS CHATEAU BAJA BAJAMAR



TOTAL KEYS	371
VALUATION	$120.0M (when completed)
CONSTRUCTION	Q1 2025
OPENING	Q3 2027
OPERATOR	AMResorts
BRAND	Dreams
HIGHLIGHTS	▪ Hotel complex located in leading tourist destination in Baja California ▪ 60 minutes from the Tijuana/San Diego border and a few minutes from the beaches of Ensenada, Tijuana and Rosarito







BAJA INDUSTRIAL PARK BAJAMAR



SIZE	Leasable area: 363,262 m^2
VALUATION	$185.0M (when completed)
CONSTRUCTION	Q1 2025
OPENING	Q3 2026
AMENITIES	Build to suit

HIGHLIGHTS

- Located in the area with the highest commercial, tourist and industrial value in Baja California
- The land is adjacent to the Tijuana - Ensenada Highway, the backbone where all commerce and tourism passes through
- The industrial park will have a consistent design and architecture, supported by first class technology and services


6
4
BAJAPARK





INVESTMENT HIGHLIGHTS

MURANO

1. Established real estate developer with **20+ years of experience** developing, acquiring and financing real estate projects of scale
2. Robust and **diversified pipeline** including a wide variety of industrial, business and tourism real estate projects
3. **Comprehensive services**, including execution, construction, management, and operation maximizing ongoing profitability and total value creation of each project
4. Significant existing asset value — expected to own a portfolio worth in **excess of $2.1B**[(1)] after completion of projects currently in development
5. Strategic partnerships with **blue chip partners such as Hyatt, Accor, JLL and others**

(1) Based on third-party valuation reports and management estimates

APPENDIX

MURANO

PORTFOLIO OF COMPLETED PROJECTS[(1)]



RESIDENCIAL BVG – PUERTO VALLARTA

YEAR COMPLETED	2001
LOCATION	Puerto Vallarta, Jalisco
DESCRIPTION	Mediterranean style project consisting of a combination of luxury villas and penthouses
CONSTRUCTION (M²)	78,133 m^2
UNITS	483 condos (100% sold)



PORTOFINO– PUERTO VALLARTA

YEAR COMPLETED	2004
LOCATION	Puerto Vallarta, Jalisco
DESCRIPTION	Classic design combining Mexican charm and modern lifestyle amenities
CONSTRUCTION (M²)	48,894 m^2
UNITS	251 condos (100% sold)



RESIDENCIAL BVG – CANCÚN

YEAR COMPLETED	2005
LOCATION	Cancún, Quintana Roo
DESCRIPTION	Residential development composed of luxury condominiums, penthouses and villas
CONSTRUCTION (M²)	52,614 m^2
UNITS	210 condos (100% sold)

(1) Assets on this page are historical projects that are not included in this transaction

PORTFOLIO OF COMPLETED PROJECTS (CONT.) [1]



PORTOFINO – CANCÚN

YEAR COMPLETED	2007
LOCATION	Cancún, Quintana Roo
DESCRIPTION	Two towers of 18 floors each, with 66 condominiums and 4 garden houses
CONSTRUCTION (M²)	35,850 m^2
UNITS	140 condos (100% sold)



RESIDENCIAL BVG – IXTAPA

YEAR COMPLETED	2006
LOCATION	Ixtapa Zihuatanejo, Guerrero
DESCRIPTION	Residential development composed of spacious villas and exclusive penthouses
CONSTRUCTION (M²)	36,393 m^2
UNITS	177 condos (100% sold)



PORTOCHERVO – ACAPULCO

YEAR COMPLETED	2007
LOCATION	Acapulco, Guerrero
DESCRIPTION	Blend of classic and Mediterranean architecture
CONSTRUCTION (M²)	12,545 m^2
UNITS	32 condos (100% sold)

(1) Assets on this page are historical projects that are not included in this transaction

PORTFOLIO OF COMPLETED PROJECTS (CONT.) (1)



GRAND VENETIAN BVG – PUERTO VALLARTA

YEAR COMPLETED	2014
LOCATION	Puerto Vallarta, Jalisco
DESCRIPTION	3 Towers with apartments, penthouses and luxury beachfront villas
CONSTRUCTION (M^2)	137,885 m^2
UNITS	594 condos (100% sold)



VILLA ALEJANDRA BVG – ACAPULCO

YEAR COMPLETED	2015
LOCATION	Acapulco, Guerrero
DESCRIPTION	Three towers with private beach front of 100 meters, with spectacular ocean view
CONSTRUCTION (M^2)	21,992 m^2
UNITS	81 condos (100% sold)



MARINA IXTAPA – IXTAPA

YEAR COMPLETED	2010
LOCATION	Ixtapa Zihuatanejo, Guerrero
DESCRIPTION	Three towers of 16 stories each located 100 meters from the beach
CONSTRUCTION (M^2)	41,250 m^2
UNITS	255 condos (100% sold)

(1) Assets on this page are historical projects that are not included in this transaction